[Evergreen Logo]

EVERGREEN INVESTMENTS

200 Berkeley Street Boston Massachusetts   02116

IMPORTANT INFORMATION REGARDING YOUR

INVESTMENT IN THE EVERGREEN FUNDS

Dear Shareholder,

In December, we provided proxy material to shareholders regarding the upcoming Special Meeting of Shareholders scheduled for February 12, 2009. At this time, the Fund’s records indicate that you have yet to give proxy voting instructions for the matters set forth on the proxy agenda. It is extremely important to represent your shares at the meeting no matter the size of your investment.

We strongly encourage you to vote your shares today. Voting is easy. You may utilize one of the options below to ensure that your vote is promptly recorded in time for the Meeting:

1)   Vote by Telephone .  You may cast your vote by telephone by calling our toll-free proxy hotline at 800-821-8781. Our representatives are available to record your vote Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern Time.

2)   Vote by Touchtone .  You may cast your vote by calling the toll-free number on the enclosed proxy card.

3)   Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

4)   Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the prepaid postage return envelope provided.

YOUR PARTICIPATION IS IMPORTANT.

PLEASE VOTE TODAY!

If you have any questions relating to the Special Meeting of Shareholders, or voting your shares, you may call our proxy specialists toll-free at 800-821-8781 between the hours of 9:00 a.m. and 10:00 p.m. Monday through Friday. You may also contact this number to request additional proxy materials. As the meeting date approaches, you may receive a call encouraging you to vote your shares in order to be represented at the Meeting.

Thank you for your time and consideration.

REG

[Evergreen Logo]

EVERGREEN INVESTMENTS

200 Berkeley Street Boston Massachusetts   02116

IMPORTANT INFORMATION REGARDING YOUR

INVESTMENT IN THE EVERGREEN FUNDS

Dear Shareholder,

In December, we provided proxy material to shareholders regarding the upcoming Special Meeting of Shareholders scheduled for February 12, 2009. At this time, the Fund’s records indicate that you have yet to give proxy voting instructions for the matters set forth on the proxy agenda. It is extremely important to represent your shares at the meeting no matter the size of your investment.

We strongly encourage you to vote your shares today. Voting is easy. You may utilize one of the options below to ensure that your vote is promptly recorded in time for the Meeting:

1)   Vote by Telephone .  You may cast your vote by telephone by calling our toll-free proxy hotline at 800-821-8781. Our representatives are available to record your vote Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern Time.

2)   Vote by Touchtone .   You may cast your vote by calling the toll-free number on the enclosed proxy card.

3)   Vote Through the Internet .   You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

4)   Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the prepaid postage return envelope provided.

YOUR PARTICIPATION IS IMPORTANT.

PLEASE VOTE TODAY!

If you have any questions relating to the Special Meeting of Shareholders, or voting your shares, you may call our proxy specialists toll-free at 800-821-8781 between the hours of 9:00 a.m. and 10:00 p.m. Monday through Friday. You may also contact this number to request additional proxy materials. As the meeting date approaches, you may receive a call encouraging you to vote your shares in order to be represented at the Meeting.

Thank you for your time and consideration.

NOBO

[Evergreen Logo]

EVERGREEN INVESTMENTS

200 Berkeley Street Boston Massachusetts   02116

IMPORTANT INFORMATION REGARDING YOUR

INVESTMENT IN THE EVERGREEN FUNDS

Dear Shareholder,

In December, we provided proxy material to shareholders regarding the upcoming Special Meeting of Shareholders scheduled for February 12, 2009. At this time, the Fund’s records indicate that you have yet to give proxy voting instructions for the matters set forth on the proxy agenda. It is extremely important to represent your shares at the meeting no matter the size of your investment.

We strongly encourage you to vote your shares today. Voting is easy. You may utilize one of the options below to ensure that your vote is promptly recorded in time for the Meeting:

1)   Vote by Touchtone .   You may cast your vote by calling the toll-free number on the enclosed proxy card.

2)   Vote Through the Internet .   You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

3)   Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the prepaid postage return envelope provided.

YOUR PARTICIPATION IS IMPORTANT.

PLEASE VOTE TODAY!

If you have any questions relating to the Special Meeting of Shareholders, or voting your shares, you may call our proxy specialists toll-free at 800-821-8781 extension 112 between the hours of 9:00 a.m. and 10:00 p.m. Monday through Friday. You may also contact this number to request additional proxy materials.

Thank you for your time and consideration.

OBO